AMERANT BANCORP INC.
EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amerant Bancorp Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2023, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Carlos Iafigliola, Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2023

/s/ Carlos Iafigliola
Carlos Iafigliola Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer